Company Overview Investor Presentation June 2018 Exhibit 99.1

Important Information The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. Any discussion of the potential use or expected success of Rhopressa® (netarsudil ophthalmic solution) 0.02%, with respect to foreign approval or additional indications, and our current or any future product candidates is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa® does not guarantee successful commercialization of Rhopressa® or FDA approval of RoclatanTM. For more information on Rhopressa®, refer to the full Rhopressa® product label at http://investors.aeriepharma.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, FDA approval of Rhopressa® does not constitute approval of RoclatanTM, and there can be no assurance that we will receive FDA approval for RoclatanTM or any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. In addition, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.   For Investor Use

Aerie IOP–Reducing Products (IP 2030+) Pipeline Activities Rhopressa® – 24-hour IOP reduction, normal tension glaucoma, etc. Retina Program – AR-13503 and AR-1105 implants Beyond Ophthalmology – potential for Aerie-owned molecules Rhopressa® (netarsudil ophthalmic solution) 0.02% Successfully launched in U.S. April 30, 2018 Roclatan™ (netarsudil / latanoprost ophthalmic solution) 0.02%/0.005% U.S. NDA submitted May 14, 2018 – 10-month review expected Aerie Overview Data on file For Investor Use Globalization Plan Under Way – Europe and Japan

Rhopressa®: Market Perspective

2017 U.S. Glaucoma Market

- ~$3B Market, 37M TRx, 61M bottles
- Half of volume first-line (PGAs)
- Half of volume 2-3X/Day Adjuncts



Lumigan 8%
Travatan 7%
Latanoprost 37%
BB 13%
Fixed Combo 15%
AA 10%
CAI 10%

Rhopressa®: Positioning as an Adjunctive Therapy

- New drug class per drug databases
- Once-daily dosing directed at site of pathology, the trabecular meshwork
- Consistent IOP reduction over 12 months and across all IOPs tested, as demonstrated in clinical trials

Refer to the full Rhopressa® product label at http://investors.aeriepharma.com

Graph Source: IQVIA TRx Data
CAI: Carbonic Anhydrase Inhibitor
AA: Alpha Agonist
BB: Beta Blocker

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U.S. Launch Timeline

aerie Pharmaceuticals, Inc.

100 Experienced Territory Managers On Board
Targeting 14,000 Eye Care Professionals

Same Sales Force for Rhopressa® and Roclatan™

SALES

- December 2017: Rhopressa® FDA Approval
- April 30, 2018: Rhopressa® Launch Sampling and Initial Commercial Sales
- 1H-2019: Potential Roclatan™ Launch

2018 | **2019**

ACCESS

- May 2018: Rhopressa® Commercial Coverage Majority Covered
- End of 2018: Rhopressa® Commercial Coverage Majority Preferred
- January 2019: Rhopressa® Med D Coverage Majority Preferred
- 1H-2019: Roclatan™ Commercial Coverage Commences
- January 2020: Roclatan™ Med D Coverage Commences

All forward-looking dates are estimates. The Roclatan™ NDA was filed in May 2018 and has not yet been approved by the FDA.

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Rhopressa®: Commercialization Status (6/1/18)

aerie Pharmaceuticals, Inc.

- Full Commercial Team on board
- Full Medical Affairs and Compliance Teams in place
- Adequate product in inventory and supply chain
- Market Access contracts with top Medicare Part D and Commercial Payers rapidly advancing
    - Covered Market is ~50/50 Commercial / Part D
    - Part D coverage generally commences January 2019; for those uncovered, prior authorization success rate for Rhopressa® of ~85%

~70% of Commercial covered lives already covered, of which ~25% are in Tier 2 (preferred brand tier)

~10% Medicare Part D lives already covered in Tier 2

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Rhopressa® Launch Update Weekly IQVIA Total Rx’s: For Investor Use Week 7: 5/25/18 Week 4: Sales Force Launched

Examples of Early Rhopressa® Feedback Product Performance: End-stage glaucoma patient at brink of needing surgery. Patient on maximal medical therapy (PGA/Combo/CAI) with IOP of 18 mmHg. Added Rhopressa® and IOP dropped to 13 mmHg, avoiding surgery. Patient on maximal drug therapy and inadequately controlled at 16 mmHg, with patient requiring surgery as next step. Patient IOP reduced to 12 mmHg with Rhopressa® and surgery canceled. Physician added Rhopressa® to a patient already on four medications, and Rhopressa® reduced IOP from 33 mmHg to 19 mmHg. Physician’s first experience with Rhopressa®, patient’s IOP was cut in half from 30 mmHg to 15 mmHg. For Investor Use Observations on file are anecdotal and not necessarily indicative of the entire population

Examples of Early Rhopressa® Feedback For Investor Use Observations on file are anecdotal and not necessarily indicative of the entire population Physician Perspectives: “This is the biggest thing to happen in glaucoma since Xalatan® came out over 20 years ago” “I have been waiting for Rhopressa® for a while and so excited it’s finally here” “…utilizing my ‘new tool’ frequently…”

Active Engagement at Key Conferences American Glaucoma Society (AGS) March 2018 American Society of Cataract and Refractive Surgeons (ASCRS) April 2018 Association of Research in Vision and Ophthalmology (ARVO) April 2018 European Glaucoma Society (EGS) Florence, Italy May 2018 For Investor Use

RoclatanTM (netarsudil / latanoprost ophthalmic solution) 0.02%/0.005% Positioning as First Line Therapy: Benefits of Rhopressa® while also targeting the secondary drain Achieved statistical superiority to market-leading latanoprost At each of nine time points in each of the two P3 trials Potential to become the most efficacious IOP-reducing medication for glaucoma or ocular hypertension, if approved RoclatanTM Combination Product Candidate Data on file RoclatanTM has not been approved by the FDA For Investor Use NDA Submitted as 505(b)(2) on May 14, 2018 10-Month Review Expected

RoclatanTM Efficacy and Safety Efficacy: RoclatanTM demonstrated statistical superiority over its components (market-leading PGA latanoprost and Rhopressa®) in Mercury 1 and 2 Phase 3 trials, at all measured time points Consistent incremental IOP-reduction over latanoprost and Rhopressa® in the range of 1 to 3 mmHg Safety: No treatment-related serious adverse events and minimal evidence of treatment-related systemic effects. The most common adverse event is conjunctival hyperemia with ~60% incidence, majority mild and sporadic and present in 20% of subjects at baseline Other ocular AEs occurring in ~5-15% of subjects receiving RoclatanTM included: cornea verticillata, conjunctival hemorrhage, eye pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis Data on file For Investor Use

RoclatanTM Phase 3 Month 12 Responder Analysis: Goal is to Achieve Lowest IOP Possible At Month 12: % of Patients with IOP Reduced to 18 mmHg or Lower *p<0.05, **p<0.01, ***p<0.0001 * ** *** ++Data on File Based on Mercury 1 Interim Analysis 2 For Investor Use

Roclatan™ Next Steps RoclatanTM NDA submission completed May 14, 2018 Aerie Ireland plant and two contract manufacturers are expected to support RoclatanTM U.S. commercial activities Mercury 3 commenced in Europe 3Q 2017 - Trial conducted in U.K., France, Germany, Italy, Spain, Belgium, Austria and others - Results expected in 2019 For Investor Use 10-month review expected, potential FDA approval mid-March 2019

Expanding Aerie Franchise: Europe and Japan Europe (2017 Europe “Big 5” Glaucoma Market: 91M units per year, 1.5X U.S. units) Expect to file MAA for Rhopressa® in 2H 2018 Current clinical plan expected to satisfy European regulatory requirements (including Rocket 4 for Rhopressa® and Mercury 3 for RoclatanTM) Mercury 3: 6-month safety and 90-day efficacy registration trial comparing RoclatanTM for non-inferiority to a fixed-dose combo in Europe (Ganfort®) Construction of Ireland Plant in process to support worldwide commercial supply Japan (2017 Glaucoma Market: 54M units per year) Plan to advance clinical development on our own Phase 1 completed and Phase 2 under way in the U.S. on Japanese and Japanese-Americans, initiated 4Q 2017 Phase 3 trials expected to be conducted in Japan For Investor Use

Europe Glaucoma Market: Aerie Expects to Commercialize on Its Own (if approved) “Big 5” Europe Glaucoma Market – 2017 $1.0B; 91M TRx*, Market Share in TRx PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IQVIA Analytics Link at ex-manufacturer price level. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Non-PGA Market (47%) PGA Market (53%) 17% 11% 13% 4% 19% 10% 5% 2 - 4 Times Daily Once Daily 17% Others 2% For Investor Use

Japan Glaucoma Market: Aerie Expects to Partner for Commercialization (if approved) PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IQVIA Analytics Link at ex-manufacturer price level. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Non-PGA Market (48%) PGA Market (52%) 13% 9% 9% 12% 19% 6% 5% 2 - 4 Times Daily Once Daily (Unoprostone is bid) 11% Japan Glaucoma Market – 2017 $0.8B; 54M TRx*, Market Share in TRx 8% 4% 2% For Investor Use

Advancing the Pipeline AR-13503 and AR-1105 are preclinical stage molecules and have not been approved by the FDA Additional potential Rhopressa® indications are being considered for further study and are not labeled indications. Rhopressa® 24-hour IOP reduction Potential in normal tension glaucoma Aqueous humor dynamics (trabecular outflow, episcleral venous pressure) Pseudoexfoliative glaucoma Corneal healing Retina Program Opportunities: AR-13503 (ROCK/PKC inhibitor) potentially for AMD and DME AR-1105 (dexamethasone steroid) potentially for DME Drug Delivery Focused on implants for retinal diseases (DSM / PRINT®) For Investor Use

Rhopressa® 24-hour IOP Pilot Study Demonstrates Effective Nocturnal Efficacy Netarsudil (n=8) Baseline (n=8) ** ** ** *** ** ** *** *** ** p<0.01 *** p<0.001 Netarsudil (active ingredient of Rhopressa®) equally effective during nocturnal and diurnal periods Current glaucoma medications either have no efficacy at night (beta blockers, alpha agonists) or reduced efficacy at night (PGAs, CAIs)1 - 6 AR-13324-CS204 1. Liu JH, et al. Am J Ophthalmol. 2004; 138:389-395. 2. Gulati V, et al. Arch Ophthalmol. 2012; 130:677-684. 3. Liu JH, et al. Ophthalmology. 2009; 116:449-454. 4. Liu JH, et al. Ophthalmology. 2010; 117:2075-9. 5. Fan S et al. J Glaucoma. 2014; 23:276-81. 6. Liu JH, et al. Am J Ophthalmol. 2016;169:249-257. For Investor Use Pre-dose Post-dose (Day 8/9)

Retinal Eye Diseases – Aerie’s Next Chapter The retinal disease market is twice that of glaucoma with $4.9 billion in the U.S. and $9 billion worldwide per IQVIA Current treatments lose efficacy over time, some have very serious side effects and there are limited surgical options The majority of current treatments require repeated injections into the patient’s eye Aerie has two preclinical molecules for the treatment of retinal disease: - AR-13503 (ROCK/PKC Inhibitor) for AMD/DME - AR-1105 (dexamethasone steroid) for DME Aerie also has access to bio-erodible implant technology through DSM collaboration, and also has ophthalmic rights to PRINT® technology, a fully scalable manufacturing platform for implants For Investor Use

2017 U.S. Retinal Disease Market For Investor Use 2017 Sales: $5.3B Unit Sales: 6.8M Sources: Mix of public information, IQVIA and estimates

AR-13503: A First-in-Class ROCK/PKC Inhibitor for the Treatment of Wet AMD and DME Active metabolite of netarsudil Potential to improve outcomes by targeting multiple disease processes Monotherapy shows strong efficacy in preclinical models Effective as adjunct to anti-VEGF therapy in preclinical models Expect durable treatment effect with injection frequency of once every 4 – 6 months For Investor Use

Aerie Preclinical Molecule Provides Additive Efficacy to Eylea® in a Proliferative Diabetic Retinopathy Model -37% -34% -57% ** *** *** *** Oxygen-induced retinopathy model of PDR (mouse) AR-13154(S) is a precursor molecule to AR-13503 Confirms potential as monotherapy and as adjunct to anti-VEGF therapies; not yet tested in humans Data on file; Carbajal, KS et al., Enhancing Efficacy by Continuous Delivery of AR-13154(S) in an Animal Model of Proliferative Diabetic Retinopathy, ARVO 2017, Poster B0481. For Investor Use For more information on Eylea® please see the product webpage https://www.eylea.us/

DSM Collaboration – Implant Delivery Technology Intravitreal sustained-release, bio-erodible implant technology Potential for treatment of Wet AMD and DME Promising results from ongoing feasibility study Evaluating AR-13503 (ROCK/PKC inhibitor) and related Aerie compounds Linear sustained elution rates over several months Achieved target retinal drug concentrations Executed collaboration/licensing agreement Continue prototype evaluations and IND-enabling activities For Investor Use Data on File

PRINT® Technology for Ophthalmology Best-in-class control over particle size, shape and formulation Micropatterned Template Mold formation Mold Filling (e.g. drug/polymer) Particle Array PRINT= Particle Replication In Non-wetting Templates Aerie recently acquired the rights to use this technology for ophthalmic applications Proprietary technology capable of creating precisely engineered sustained-release products using fully scalable manufacturing processes Expected to accelerate development of Aerie’s retinal disease program, including pre-clinical AR-13503 and AR-1105 For Investor Use

Evaluating Aerie's 3,500+ Owned Molecules


TKL
TK
STE
CK1
ROCK
AGC
OTHER
CMGC
CAMK
Aerie molecules inhibit both ROCK1 and ROCK2

- Commencing screening for additional indications beyond ophthalmology
- ROCK inhibition should have potential in:
  - Pulmonary health, including pulmonary fibrosis and bronchial asthma
  - Dermatology indications
  - Cancer
  - Others

Relationship tree of human kinases. TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies

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Summary Key Priorities Rhopressa®: Successful launch execution effective April 30, 2018 RoclatanTM: U.S. NDA submitted May 14, 2018 Globalization Strategy Europe/Japan clinical path and commercialization strategy Ireland Manufacturing Facility Research Initiatives Rhopressa® 24-hour IOP reduction, normal tension glaucoma, aqueous humor dynamics, pseudoexfoliative glaucoma, corneal healing Pre-clinical retina programs and delivery technologies Evaluating Aerie’s ROCK inhibitors beyond ophthalmology Well-Financed $334M in cash, cash equivalents and investments at March 31, 2018 For Investor Use

2017 2018 Key Product-Related Milestones Forward-looking dates are estimates. RoclatanTM has not been approved by the FDA. 1H-2019: Roclatan™ Potential U.S. Approval and Launch May 14, 2018: Roclatan™ NDA Submission Q1-2017: Rhopressa® NDA Resubmitted April 30, 2018: Rhopressa® U.S. Launch Q2-2017: Rhopressa® Rocket 4 Topline safety (6 mos) Q3-2017: Roclatan™ P3 Mercury 1 12-month Safety Q2-2017: Roclatan™ P3 Mercury 2 Topline Efficacy (3 mos) 2H-2018: Rhopressa® Potential EU MAA Filing For Investor Use Q3-2017: Roclatan™ P3 Mercury 3 (EU) Initiation (6 mos) December 2017: Rhopressa® FDA Approval